Exhibit 10.3

CTBC BANK
中國信託銀行

PRIVATE & CONFIDENTIAL

23th January 2024

ATTENTION: SUPER MICRO COMPUTER, INC. TAIWAN

RE: The Summary of Short-Term Credit Facilities

According to Super Micro's needs of bank facilities, CTBC BANK CO., LTD. has approved interim short-term USD80M bank facility increment. The summarized terms are listed as below:

Product Type <facility no.>	Credit Line Amount	Tenor	Interest Rate	Notes
Short Term Loan / Guarantee <TW00026207>	TWD1250M/ TWD100M	1 Year	Bargaining Rate / 5‰ p.a.	1. Collateral: BaDe factory (Shared) 2. Guarantee line is included in Short Term Loan.
Short Term Loan <TW00184241>	USD40M		Bargaining Rate	1. Collateral: BaDe factory (Shared) 2. <TW00026207>&<TW00184241> capped under TWD1250M 3. Facility drawn shall directly wired into OBU loan purpose account.
Export/Import O/A Loan <TW00056080> Import O/A Loan <TW00216356>*	USD105M/ USD50M/ USD80M*	1 Year 8M*	Bargaining Rate	1. Clean Loan 2. Drawdown Tenor: Export O/A is 120 Days and Import is 90 Days 3. Suppliers' invoice(s) or PO(s) list is required upon drawdown. For pre-shipment financing, may accept PO to the supplier. If SMCI as a supplier, disbursement shall remit to her account with CTBC Bank USA and then remitted to non-affiliated suppliers. Related evidence shall be provided within 1 month after loan disbursement. 4. Up to 100% of invoice amount can be financed. 5. O/A loan drawdown could be drawn via TWD. 6. <TW00216356>-The average usage of the Facility USD80M shall be above 50%, which will be reviewed quarterly for cancellation, or 0.02% fee for retaining the portion of the Facility.
Total Cap	USD185M			

Bargaining Rate:

- USD: COF+0.70%; TWD: I1+0.40%: repay by the end of each quarter (Mar 31st , Jun 30th , Sep 30th , Dec

31st).

- USD: COF+0.75%; TWD: I1+0.45%: Drawdown cross quarter.

COF: CTBC BANK's cost of USD fund.

I1: CTBC BANK's cost of TWD fund.

Collateral:

- BaDe factory: Mortgaged amount TWD3,360M.

*Increment Facility availability:

- From now to 31st August 2024 which is the Annual Review Date of the Obligor. The final drawdown due date is 30th October 2024.

Yours Faithfully,
For and on behalf of
CTBC BANK CO., LTD.